OPPENHEIMER MAIN STREET SMALL CAP FUND
                     Supplement dated April 25, 2000 to the
            Statement of Additional Information dated July 2, 1999

The Statement of Additional Information is changed as follows:

1. The second and third sentences of the section entitled "How to Buy Shares-Accountlink" on page 36 are revised to read as follows:

      Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal fund for the purchase through the ACH system before the close of The New York Stock Exchange.

2. The third paragraph of the section entitled "How to Exchange Shares-How Exchanges Affect contingent Deferred Sales Charges," on page 50 is deleted:

3. In Appendix C the section entitled "Waivers of Class A Sales Charges of Oppenheimer Funds Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions," on page C-4 the first bullet point is revised as follows:

      |_|To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value annually measured a the time the Plan is established, adjusted annually.

4. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds Waivers for Redemptions in Certain Cases," on page C-6 number 13 under the 7th bullet (for retirement plans) is revised as follows:

      (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually measured at the time the plan is established, adjusted annually.

5. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds Waivers for Redemptions in Certain Cases," on page C-6 the following bulleted item is added under 13:

      |_|Redemptions  of Class B shares  or  Class C shares  under an  Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

6. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds Waivers for Shares Sold or Issued in certain Transactins," on page C-6 following bulleted item is added at the end of the section:

         |_|Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

7. In the section " Class A, Class B and Class C Contingent Deferred Sales Charge Waivers Waivers for Redemptions of Shares Purchased Prior to March 6, 1995," on page C-8 the first bullet point is revised to read as follows:

         |_|withdrawals  under an automatic  withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the account value annually measured at the time the plan is established, adjusted annually, and

8.    In the section entitled "Class A, Class B and Class C Contingent
   Deferred Sales
Charge Waivers- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995," on page C-8 the second bullet is revised to read as follows:

          |_| withdrawals under an automatic withdrawal plan (but only for Calss
            B or Class C shares) where the annual withdrawals do not exceed 10% of the account value annually measured at the time the pan is established, adjusted annually, and

9. In the section entitled "Investments in Small-Cap Equity Securities, the third sentence is revised as follows:

            The Fund's investments primarily include stocks of companies having a market capitalization of up to $2.5 billion.



April 26, 2000                                                   PX0847.003

                     OPPENHEIMER MAIN STREET SMALL CAP FUND
                    Supplement dated April 25, 2000 to the
                          Prospectus dated July 2, 1999

The Prospectus is changed as follows:

2. The last sentence of the section entitled "At What Price Are Shares Sold?" on page 14 is deleted.

2. The third sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 18 is revised to read as follows:

      For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

 3. The second sentence of the footnote under the contingent deferred sales charge table in the section entitled "How Can I Buy Class B Shares?" on page 19 is revised to read as follows:

      In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

5. The first and second sentence of the second paragraph under the section entitled " What Does the Fund Invest In?" on page 3 is revised to read as follows:

      The Fund currently considers an issuer having a market capitalization of up to $2.5 billion to be a "small-cap" issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $2.5 billion.

5. The first bullet under the 5th paragraph in the section entitled "How Do the Portfolio Managers Decide What Securities to Buy or Sell?" on page 4 is revised as follows:

        |_| Companies with a small market capitalization, primarily under $2.5 billion.




April 26, 2000                                                     PS0847.004